                                                                    EXHIBIT 99.2

                     ELECTION FORM AND LETTER OF TRANSMITTAL

                    TO ACCOMPANY CERTIFICATE(S) REPRESENTING
                            SHARES OF COMMON STOCK OF

                              PREMIER BANCORP, INC.

  This Election Form and Letter of Transmittal should be completed, signed and returned,together with your Premier Bancorp, Inc. certificate(s) to:

                               SUNTRUST BANK, EXCHANGE AGENT

          By Mail:                            By Overnight Delivery:

        SunTrust Bank                             SunTrust Bank
       P.O. Box 4625                       Stock Transfer Department
   Atlanta, Georgia 30302                       58 Edgewood Avenue
                                                 Room 225, Annex
                                               Atlanta, Georgia 30303

    DO NOT SEND THE ENCLOSED FORM OR STOCK CERTIFICATE(S) TO PREMIER BANCORP,
                           INC. OR BANCORPSOUTH, INC.
                      For Information Call: 1-800-568-3476
     Delivery of this instrument to an address other than as set forth above does not constitute a valid delivery.

      In connection with the Agreement and Plan of Merger, dated as of September 17, 2004, between BancorpSouth, Inc., a Mississippi corporation, and Premier Bancorp, Inc., a Tennessee corporation, pursuant to which, subject to the fulfillment of certain conditions, Premier Bancorp will be merged with and into BancorpSouth, with BancorpSouth surviving, you have been asked to elect the form of merger consideration you wish to receive and to send to the exchange agent for exchange, on the terms and conditions set forth in the merger agreement and this election form and letter of transmittal, certificate(s) representing shares of the outstanding common stock of Premier Bancorp as described below.

COMPLETING AND RETURNING THIS ELECTION FORM AND LETTER OF TRANSMITTAL DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO THE APPROVAL OF THE MERGER AGREEMENT AT THE SPECIAL MEETING OF THE PREMIER BANCORP SHAREHOLDERS, NOR DOES IT SATISFY ANY OF THE REQUIREMENTS FOR THE ASSERTION OF DISSENTERS' RIGHTS, AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS RELATED TO THE MERGER. IN ORDER TO VOTE ON THE MERGER AGREEMENT, YOU SHOULD ALSO COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD TO THE EXCHANGE AGENT IN THE ENCLOSED [-]POSTAGE PAID BUSINESS REPLY ENVELOPE, OR IN PERSON AT THE SPECIAL MEETING OF THE PREMIER BANCORP SHAREHOLDERS.

PLEASE READ AND FOLLOW CAREFULLY THE ACCOMPANYING INSTRUCTIONS FOR BOTH THE ELECTION AND THE TRANSMITTAL OF YOUR CERTIFICATE(S).

                                PART I. ELECTION

               IMPORTANT INFORMATION WITH RESPECT TO THE ELECTION

      If you wish to make an election with respect to the form of consideration to be received in exchange for any or all of your shares of Premier Bancorp common stock in connection with the merger of Premier Bancorp with BancorpSouth, you must (1) complete the election form and sign in the space provided and (2) mail or deliver the completed election form in the enclosed [-] envelope to the exchange agent at one of the addresses listed above.

      Please also use the enclosed [-] envelope, addressed to the exchange agent, to return:

      -     all of your Premier Bancorp stock certificates;

      - the letter of transmittal (pursuant to the instructions set forth in Part II of this document).

      ALL PREMIER BANCORP STOCK CERTIFICATES MUST BE SUBMITTED NO MATTER WHAT ELECTION YOU MAKE. If any of your Premier Bancorp stock certificates are held by a broker, bank or other nominee, please review the instructions below on what to do with respect to those shares. If the merger agreement is not approved, the exchange agent will return your Premier Bancorp stock certificates to you.

      TO MAKE AN EFFECTIVE ELECTION, THIS ELECTION FORM AND LETTER OF TRANSMITTAL MUST BE RECEIVED BY SUNTRUST BANK, THE EXCHANGE AGENT, NO LATER THAN 5:00 P.M., EASTERN STANDARD TIME, ON [-], 2004. ANY SHARES OF PREMIER BANCORP COMMON STOCK FOR WHICH YOU DO NOT MAKE AN ELECTION BY 5:00 P.M. ON [-], 2004 WILL BE CONVERTED INTO THE RIGHT TO RECEIVE CONSIDERATION IN SUCH FORM OF CASH AND/OR SHARES OF BANCORPSOUTH COMMON STOCK AS BANCORPSOUTH SHALL DETERMINE CONSISTENT WITH THE TERMS OF THE MERGER AGREEMENT AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS.

      Pursuant to the merger agreement, in exchange for your shares of Premier Bancorp common stock, you may elect to receive cash in the amount of $50.07 per share, or a number of shares of BancorpSouth common stock determined by the exchange ratio (as described in the merger agreement), or a combination of cash and shares of BancorpSouth common stock. Your ability to receive cash is subject to certain limitations, and the number of shares for which you elect to receive cash may be reduced in certain circumstances, all as described in the accompanying Proxy Statement/Prospectus.

      You elect, as indicated in the form below, to have the specified number of your shares of common stock of Premier Bancorp converted, at the effective time of the merger, into the consideration of cash, shares of BancorpSouth common stock or a combination of cash and shares of BancorpSouth common stock indicated below. Your options are as follows:

      -     To exchange all shares of Premier Bancorp common stock for cash;

      - To exchange all shares of Premier Bancorp common stock for BancorpSouth common stock; or

      - To exchange some shares of Premier Bancorp common stock for cash and some shares of Premier Bancorp common stock for shares of BancorpSouth common stock.

      You should understand that this election is subject to the terms, conditions and limitations set forth in the merger agreement and described in the accompanying Proxy Statement/Prospectus.

      CHECKS FOR THE CASH CONSIDERATION AND THE BANCORPSOUTH COMMON STOCK CERTIFICATES WILL NOT BE SENT TO YOU UNTIL AFTER THE MERGER HAS BEEN COMPLETED AND THE EXCHANGE AGENT HAS RECEIVED ALL ADDITIONAL DOCUMENTS IT MAY REQUIRE. NO INTEREST WILL ACCRUE OR BE PAYABLE ON THE MERGER CONSIDERATION, INCLUDING ANY CASH CONSIDERATION.

      NOTE: DIFFERENT ELECTIONS HAVE DIFFERENT TAX CONSEQUENCES. FOR INFORMATION ON THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF MAKING A GIVEN ELECTION, SEE "THE

MERGER - MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES" IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS. HOLDERS OF PREMIER BANCORP COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THE MERGER TO SUCH HOLDERS, INCLUDING TAX REPORTING REQUIREMENTS AND TAX CONSEQUENCES UNDER STATE, LOCAL AND FOREIGN LAW.

      The election procedures, including the maximum aggregate cash to be paid by BancorpSouth in the merger, are set forth in the merger agreement and summarized in the accompanying Proxy Statement/Prospectus under "THE MERGER AGREEMENT - Terms of the Merger," "- Cash or Stock Election" and "- Election Procedures; Surrender of Stock Certificates." You should review those documents for a complete and accurate description of the process for determining the merger consideration you will receive. The merger agreement provides that 49% of the outstanding shares of Premier Bancorp common stock will be exchanged for cash consideration, and 51% of the outstanding shares of Premier Bancorp common stock will be exchanged for shares of BancorpSouth common stock, subject to a tax-related adjustment. In general, in the event that more than 49% of the outstanding shares of Premier Bancorp common stock elect or otherwise are to receive cash consideration, the amount of cash that you will have the right to receive upon exchange of your shares of Premier Bancorp common stock will be adjusted on a pro rata basis so that, in the aggregate, 49% of the shares of Premier Bancorp common stock will be converted into the right to receive cash and the remaining 51% of the shares of Premier Bancorp common stock will be converted into the right to receive shares of BancorpSouth common stock. In general, in the event that more than 51% of the outstanding shares of Premier Bancorp common stock elect or otherwise are to receive shares of BancorpSouth common stock, the amount of BancorpSouth common stock that you will have the right to receive upon exchange of your shares of Premier Bancorp common stock will be adjusted on a pro rata basis so that, in the aggregate, 51% of the shares of Premier Bancorp common stock will be converted into the right to receive shares of BancorpSouth common stock and the remaining 49% of the shares of Premier Bancorp common stock will be converted into the right to receive cash.

      As a result, you may receive a different combination of consideration than you elected, based on the choices made by other Premier Bancorp shareholders. Therefore, even if you make a cash election, there is no assurance that you will receive cash in exchange for all of your designated shares of Premier Bancorp common stock, and even if you make a stock election, there is no assurance that you will receive shares of BancorpSouth common stock in exchange for all of your designated shares of Premier Bancorp common stock.

      The exchange agent reserves the right to deem that you have not made an election if:

      - You fail to follow the instructions with respect to the election form or otherwise fail to properly make an election; or

      - A completed election form is not received by the exchange agent by the election deadline of 5:00 p.m., Eastern Standard Time, on [-], 2004.

                       INSTRUCTIONS FOR MAKING AN ELECTION

      1. TIME IN WHICH TO MAKE AN ELECTION. For an election to be validly made, the exchange agent must receive the election form, properly completed and signed, at one of the addresses set forth on the front of this election form and letter of transmittal, prior to 5:00 p.m., Eastern Standard Time, on [-], 2004. Any shareholder whose election form is not so received will be deemed not to have made an election and will receive consideration in such form of cash and/or shares of BancorpSouth common stock as BancorpSouth shall determine consistent with the terms of the merger agreement as described in the accompanying Proxy Statement/Prospectus. None of Premier Bancorp, BancorpSouth or the exchange agent have any obligation to notify you or anyone else if the exchange agent has not received your election form and letter of transmittal or your Premier Bancorp stock certificate(s) or that the election form and letter of transmittal you submitted has not been properly completed, and none of Premier Bancorp, BancorpSouth or the exchange agent will incur any liability for any failure to give such notification. Until any documents the exchange agent may require are received by the exchange agent at one of the addresses set forth on the front of this election form and letter of transmittal, the shareholder will not receive a check representing cash consideration or any certificates of BancorpSouth common stock. The merger consideration will not be sent until the merger is completed, and no interest shall accrue or be payable on such amount.

      2. CHANGE OR REVOCATION OF ELECTION. A Premier Bancorp shareholder who has made an election may, at any time prior to the election deadline, change or revoke the shareholder's election by submitting to the exchange agent a revised election form, properly completed and signed. After the election deadline, a holder of Premier Bancorp common stock may not change or revoke his or her election unless the merger agreement is terminated.

      3. FORMS OF ELECTION BY NOMINEES. Any registered holder of Premier Bancorp common stock who is a nominee for more than one beneficial owner (provided that shares of Premier Bancorp common stock held in one account by joint owners will be deemed owned by one beneficial owner) must submit a separate election form for each distinct beneficial owner. Upon the request of BancorpSouth, such registered holder will be required to certify to the satisfaction of BancorpSouth that he, she or it holds those shares of Premier Bancorp common stock subject to an election as nominee for the beneficial owner covered by such election form and for no other beneficial owner(s).

      4. DELIVERY OF ELECTION FORM. The properly completed and signed copy of the election form should be delivered to the exchange agent at one of the addresses set forth above. The method of delivery of the election form is at the option and risk of the shareholder. All questions as to the validity, form and eligibility of any election form will be determined by BancorpSouth, and its determination shall be final and binding. BancorpSouth has the absolute right to reject any and all election forms which it determines are not in proper form or to waive minor irregularities in any election form. All elections will be considered in accordance with the terms and conditions of the merger agreement. If there is any inconsistency or conflict between the election form and the merger agreement, the merger agreement shall control in all cases.

      5. SIGNATURES ON ELECTION FORM. If the election form is signed by the registered holder of certificate(s), the signature must correspond exactly with the name written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If the certificate(s) subject to the election form is owned of record by two or more joint owners, all such owners must sign the election form. If any shares are registered in different names on several certificate(s), it will be necessary to complete, sign and submit as many separate election forms as there are different registrations of certificates. If the election form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, such person must so indicate when signing, must give his or her full title in such capacity, and must provide evidence satisfactory to the exchange agent of his or her authority to so act. The exchange agent will not deliver the merger consideration until the registered holder complies with all of these instructions.

      6. STOCK TRANSFER TAXES. In the event that any transfer or other taxes become payable by reason of the payment of the merger consideration in any name other than that of the registered holder, such transferee or assignee must pay such tax to the exchange agent or must establish to the satisfaction of exchange agent that such tax has been paid or is not applicable.

      7. VOTING RIGHTS AND DIVIDENDS. Holders of Premier Bancorp common stock will continue to have the right to vote, and to receive all dividends paid on, all shares of Premier Bancorp common stock until the merger becomes effective.

      8. LOST OR DESTROYED CERTIFICATES. If any of your Premier Bancorp stock certificates has been lost, stolen or destroyed, circle the missing certificate number on the certificates list in Item 2 of the election form (Description of Shares of Premier Bancorp Common Stock) and check the box in Item 3 (Lost or Destroyed Certificates). Promptly return the certificate(s) that you do have along with the election form in the enclosed envelope. You will receive replacement instructions for lost, stolen or destroyed certificates after the Premier Bancorp shareholders special meeting, which will involve the execution of lost certificate affidavits, the issuance of replacement certificates and, if required by BancorpSouth, provision of a lost instrument bond. If you properly complete this documentation to the satisfaction of BancorpSouth, your election with respect to the lost, stolen or destroyed certificates will be honored.

      9. ADDITIONAL COPIES. Additional copies of the election form may be obtained from the exchange agent at the mailing address set forth on the front of the election form and letter of transmittal or by calling 1-800-568-3476.

      10. INQUIRIES. All questions regarding the election form should be directed to the exchange agent at the mailing address set forth above or by telephone at 1-800-568-3476.

      11. NON-CONSUMMATION OF MERGER. Consummation of the merger is subject to the approval of the shareholders of Premier Bancorp and to the satisfaction of certain other conditions, including regulatory approvals. If the merger agreement is terminated for any reason, all elections will be void and of no effect, and the exchange agent will return all Premier Bancorp stock certificates to their record owners.

                                  ELECTION FORM

1. ELECTION. Check only one box below. Please note that (as described above), because the merger agreement has limited the total amount of cash that BancorpSouth will pay in the merger, there is no guarantee that you will receive cash for all of your shares of Premier Bancorp common stock with respect to which you make a cash election even if you make a proper cash election.

      [ ] EXCHANGE ALL SHARES FOR CASH. The undersigned elects to receive only cash in exchange for all of his or her shares of Premier Bancorp common stock.

      [ ] EXCHANGE ALL SHARES FOR STOCK. The undersigned elects to receive only shares of BancorpSouth common stock in exchange for all of his or her shares of Premier Bancorp common stock.

      [ ] EXCHANGE _______ SHARES FOR CASH AND THE BALANCE FOR STOCK. The undersigned elects to receive a combination of cash and shares of BancorpSouth common stock in exchange for his or her shares of Premier Bancorp common stock. (Please write the number of shares that you would like to exchange for cash in the blank space above.)

2.    DESCRIPTION OF SHARES OF PREMIER BANCORP COMMON STOCK.

                                                                                       No. of Shares
      Name(s) and Address(es) of Registered Holder(s)         Certificate              Represented by
      (Print exactly as name appears on Certificate)           Number                   Certificate
      --------------------------------------------          --------------        -----------------------

      --------------------------------------------          --------------        -----------------------

      --------------------------------------------          --------------        -----------------------

      --------------------------------------------          --------------        -----------------------

      --------------------------------------------          --------------        -----------------------

      --------------------------------------------          --------------        -----------------------

      --------------------------------------------          --------------        -----------------------


3. LOST OR DESTROYED CERTIFICATES. If certificates representing shares of Premier Bancorp common stock have been lost, stolen or destroyed, please check here [ ] and circle the missing certificate number(s) in Item 2 above. The exchange agent will send you additional documents to complete.

4.    SIGN HERE:

Signature(s) of Registered Holder(s)

                 -------------------------------------------------------

                 -------------------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on such holder's Premier Bancorp stock certificate(s). If signed by a trustee, executor, administrator, guardian, officer, attorney-in-fact or other person acting in a fiduciary or representative capacity, the capacity of the person should be indicated. See Instruction 5.) (Attach additional pages if necessary.)

Date  _________________________, 200__

Name(s)

      ________________________________    _____________________________________
            (Please print)

Address(es)

      ________________________________    _____________________________________

      ________________________________    _____________________________________

Telephone Number(s)

      ________________________________    _____________________________________

Capacity (Full title)

      ________________________________    _____________________________________

                         PART II. TRANSMITTAL OF SHARES

  INSTRUCTIONS FOR EXCHANGING SHARES OF PREMIER BANCORP, INC. COMMON STOCK FOR
                   SHARES OF BANCORPSOUTH, INC. COMMON STOCK

      1. GENERAL. Please do not send your stock certificate(s) directly to Premier Bancorp or BancorpSouth. The Premier Bancorp common stock certificate(s), together with the proxy card and this election form and letter of transmittal, properly signed and completed, or a facsimile copy hereof, and any supporting documents (see Instruction 2), should be mailed in the enclosed addressed envelope, or otherwise delivered to the exchange agent at either of the addresses listed on the front of this election form and letter of transmittal. The method of transmitting the Premier Bancorp common stock certificate(s) is at your option and risk, but if delivery is by mail, then registered mail with return receipt requested, properly insured, is suggested. All questions as to whether stock certificates have been correctly submitted will be determined by BancorpSouth, and its determination shall be final and binding.

      2. SIGNATURES. The signature (or signatures, in the case of certificates for shares owned by two or more joint holders) on the letter of transmittal below should correspond exactly with the name(s) as written on the face of the Premier Bancorp common stock certificate(s) surrendered, unless the shares described on the letter of transmittal below have been assigned by the registered holder or holders thereof, in which event the letter of transmittal should be signed in exactly the same form as the name(s) of the last transferee(s) indicated on the transfers attached to or endorsed on the certificate(s). If the "Special Issuance Instructions" box is completed, then the signature(s) on the letter of transmittal must be guaranteed as specified in Instruction 3 below.

      If the letter of transmittal, or any endorsement or stock power required by Instruction 3, is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, the person signing must give his or her full title in such capacity and enclose appropriate evidence of his or her authority to so act. If additional documents are required by the exchange agent, you will be advised by letter.

      3. ENDORSEMENT OF CERTIFICATE(S); MEDALLION GUARANTEE. If the BancorpSouth common stock certificates and/or checks are to be issued in the same name as the registered holder(s) of the surrendered Premier Bancorp common stock certificate(s), such certificate(s) need NOT be endorsed or accompanied by separate stock powers and the signature(s) need NOT be guaranteed. If, however, any BancorpSouth common stock certificate and/or a check is to be issued in a name different from that of the registered holder(s), then (i) the Premier Bancorp common stock certificate(s) must be duly endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), (ii) the signature of endorsement for transfer on such certificate or separate stock powers must be guaranteed by a financial institution that is a member of a Securities Transfer Association approved medallion program such as STAMP, SEMP or MSP, (iii) the person surrendering such certificate(s) must remit to the exchange agent the amount of any transfer or other taxes payable by reason of the issuance or payment to a person other than the registered holder(s) of the certificate(s) surrendered, or establish to the satisfaction of the exchange agent that such tax has been paid or is not applicable, and (iv) the "Special Issuance Instructions" box must be completed.

      4. LOST OR DESTROYED COMMON STOCK CERTIFICATES. If any of your Premier Bancorp common stock certificates have been lost, stolen or destroyed, please check the box on the front of the letter of transmittal, fill in the blank to show the number of shares represented by lost, stolen or destroyed certificates and return the certificate(s) that you do have along with the election form and letter of transmittal in the enclosed envelope. You will be instructed as to the steps you must take in order to receive a certificate representing BancorpSouth common stock and/or a check in accordance with the merger agreement. Such steps will involve the execution of lost certificate affidavits, the issuance of replacement certificates and, if required by BancorpSouth, provision of a lost instrument bond.

      5. ADDITIONAL COPIES. Additional copies of the letter of transmittal may be obtained from the exchange agent at the mailing address set forth above or by telephone at 1-800-568-3476.

      6. INQUIRIES. All questions regarding appropriate procedures for surrendering Premier Bancorp common stock certificate(s) should be directed to the exchange agent at the mailing address set forth above or by telephone at 1-800-568-3476.

      7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If new BancorpSouth common stock certificate(s) and/or a check are to be issued in the name of someone other than the person(s) signing the letter of transmittal, indicate in Special Issuance Instructions the name and address of the person in whose name such certificate(s) and/or check are to be issued. In such event, follow Instruction 3 above. Indicate in Special Delivery Instructions the name and address to which the new certificate and/or check are to be sent if they are to be sent (i) to someone other than the person(s) signing the letter of transmittal or (ii) to the person(s) signing the letter of transmittal at an address other than that appearing on the label on the front of the letter of transmittal.

      8. FRACTIONAL SHARES. Pursuant to the merger agreement, no certificate or script representing fractional shares of BancorpSouth common stock will be issued upon the surrender of Premier Bancorp common stock certificate(s). In lieu of any such fractional share of BancorpSouth common stock a Premier Bancorp shareholder would otherwise be entitled to receive upon surrender of Premier Bancorp common stock certificate(s), such shareholder shall be paid an amount in cash (without interest) equal to such fraction multiplied by $22.984.

      9. DIVIDENDS ON SHARES OF BANCORPSOUTH COMMON STOCK. It is important that the Premier Bancorp common stock certificate(s) be surrendered promptly because UNTIL SO SURRENDERED THE HOLDER THEREOF WILL NOT RECEIVE ANY DIVIDENDS OR OTHER DISTRIBUTIONS ON SHARES OF BANCORPSOUTH COMMON STOCK. Upon surrender, there shall be paid to the person in whose name the shares of BancorpSouth common stock are issued (without interest) any dividends or other distributions having a record date after the effective date of the merger and payable with respect to such shares of BancorpSouth common stock between the effective date of the merger and the time of such surrender.

      10. SUBSTITUTE FORM W-9. Each non-exempt shareholder surrendering Premier Bancorp common stock certificate(s) for payment is required to provide the exchange agent with a correct Taxpayer Identification Number on Substitute Form W-9, which is provided below under "Important Tax Information," and to indicate whether the shareholder is subject to backup withholding by checking the appropriate box in Part 2 of the form. Each shareholder must date and sign the Substitute W-9 in the spaces indicated. Failure to provide the information on the form may subject the shareholder to a 28% federal income tax withholding on any cash payment he or she is otherwise entitled to receive pursuant to the merger agreement. The box in Part 3 of the form may be checked if the shareholder has not been issued a Taxpayer Identification Number and has applied for a number or intends to apply for a number in the near future. If the box in
Part 3 is checked and the exchange agent is not provided with a Taxpayer Identification Number within 60 days, the exchange agent will withhold 28% of the cash payment that the shareholder is otherwise entitled to receive until a Taxpayer Identification Number is provided to the exchange agent.

      11. NON-CONSUMMATION OF MERGER. Consummation of the merger is subject to the approval of the shareholders of Premier Bancorp and to the satisfaction of certain other conditions, including regulatory approvals. No payments of merger consideration related to any surrender of the certificates(s) will be made prior to the consummation of the merger, and no payments of the merger consideration will be made to shareholders if the merger agreement is terminated. If the merger agreement is not approved by the Premier Bancorp shareholders or is terminated for any other reason, the exchange agent will return all Premier Bancorp stock certificates to their record owners.

                              LETTER OF TRANSMITTAL

Ladies and Gentlemen:

      In connection with the Agreement and Plan of Merger, dated as of September 17, 2004, between BancorpSouth, Inc., a Mississippi corporation, and Premier Bancorp, Inc., a Tennessee corporation, pursuant to which, subject to the fulfillment of certain conditions, Premier Bancorp will merge with and into BancorpSouth, with BancorpSouth surviving, the undersigned hereby transmits to you for exchange, on the terms and conditions of the merger agreement and this letter of transmittal, certificate(s) representing shares of the outstanding common stock of Premier Bancorp as described below.

      Please mail to the undersigned, as instructed below, a new certificate representing the number of whole shares of the common stock, $2.50 par value per share, of BancorpSouth and/or the amount of cash (including cash in lieu of fractional shares of BancorpSouth common stock, if any) to which the undersigned is entitled based on the enclosed election form, after any necessary adjustments to the merger consideration pursuant to the terms of the merger agreement.

      The undersigned hereby represents and warrants that (i) the undersigned is the record owner of the shares of Premier Bancorp common stock represented by the certificate(s) hereby delivered, (ii) the undersigned has full right, power, legal capacity and authority to sell, transfer and deliver such certificate(s), free and clear of all liens, charges and encumbrances and not subject to any adverse claims, and (iii) there is no limitation or restriction on the sale, transfer and delivery of such certificate(s). The undersigned will, upon request, execute any additional documents necessary or desirable to complete the sale, transfer and cancellation of the shares of Premier Bancorp common stock represented by the certificate(s) hereby delivered.

NAME(S)  AND ADDRESS(ES) OF REGISTERED OWNER(S)                                     CERTIFICATE(S) SURRENDERED
   (PLEASE CORRECT ANY ERRORS)                                          (ATTACH ADDITIONAL SIGNED SCHEDULE, AS NECESSARY)
   ---------------------------                                          -------------------------------------------------
                                                                                                             NUMBER OF SHARES
                                                                                                              REPRESENTED BY
                                                                           CERTIFICATE NO(S).                 CERTIFICATE NO(S).

                                                                        ---------------------------  ---------------------------

                                                                        ---------------------------  ---------------------------

                                                                        ---------------------------  ---------------------------

                                                                        ---------------------------  ---------------------------

                                                                        TOTAL SHARES:

[ ] If any of the certificates representing Premier Bancorp common stock which you own have been lost, stolen or destroyed, check this box and see Instruction 4. Please fill out the remainder of this letter of transmittal and indicate here the number of shares of Premier Bancorp common stock represented by the lost, stolen or destroyed certificates.

     ___________ (Number of Shares)

      Certificates must be endorsed and signatures guaranteed if the new certificates representing shares of BancorpSouth common stock are to be registered in the name of anyone other than the registered holder or mailed to any person(s) other than the person(s) signing this transmittal form.


            SPECIAL ISSUANCE INSTRUCTIONS                                             SPECIAL DELIVERY INSTRUCTIONS
        (SEE INSTRUCTION 3 AND INSTRUCTION 7)                                               (SEE INSTRUCTION 7)
 Fill in ONLY if BancorpSouth common stock and/or check(s)
are to be issued in a name other than the name appearing above.         Fill in ONLY if BancorpSouth common stock and/or check(s)
                                                                     are to be delivered to someone other than the undersigned or to the undersigned at an address other than that shown above.

 Name:____________________________________________________           Name:____________________________________________________
       (Please Print: First, Middle & Last Name)                            (Please Print: First, Middle & Last Name)

 Address:_________________________________________________           Address:_________________________________________________
         (Number and Street)                                                  (Number and Street)
 _________________________________________________________           _________________________________________________________
 (City, State)                            (Zip Code)                  (City, State)                            (Zip Code)

 _________________________________________________________
 (Tax Identification or Social Security Number)

      BancorpSouth hereby reserves the absolute right to reject any and all certificates representing Premier Bancorp common stock or letters of transmittal not in proper form or to waive any irregularities or defects in the surrender of any certificates representing Premier Bancorp common stock delivered in connection herewith, and BancorpSouth's interpretation of the terms and conditions of the merger agreement and this letter of transmittal with respect to such irregularities and defects shall be final and binding. All authority herein conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding on the heirs, personal representatives, successors or assigns of the undersigned.

PLEASE SIGN HERE

X ______________________________________________  Dated:, 200___________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) or by person(s) to whom the shares of Premier Bancorp common stock surrendered have been assigned and transferred as evidenced by endorsements or stock powers transmitted herewith, with signatures guaranteed. If signing is by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, please set forth full title and endorse proper evidence of authority to so act.) (See Instruction 2.)

_______________________________________________________________________________
                   (Area Code and Telephone Number)

 ______________________________________________________________________________
                 (Tax Identification or Social Security Number)

Signature(s) Guaranteed by______________________________________________________
                                (Only if required. See Instruction 3.)

_______________________________________________________________________________
             (If Required, Title of Officer Signing this Guarantee)

_______________________________________________________________________________
             (If Required, Name of Guaranteeing Firm - Please Print)

_______________________________________________________________________________
                   (If Required, Address of Guaranteeing Firm)

                            IMPORTANT TAX INFORMATION

      Under U.S. federal income tax law, a shareholder whose shares of Premier Bancorp common stock are surrendered with the letter of transmittal is required to provide the exchange agent with the shareholder's current Taxpayer Identification Number on Substitute Form W-9. If such shareholder is an individual, the Taxpayer Identification Number is her or her social security number. If the exchange agent is not provided with the correct Taxpayer Identification Number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any cash payment made to such shareholder, whether as merger consideration, in lieu of fractional shares or for other distributions to which the shareholder is entitled with respect to shares surrendered in connection with the merger, may be subject to backup withholding at the rate of 28%.

      Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the exchange agent. See the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 below for additional instructions.

      If backup withholding applies, the exchange agent is required to withhold 28% of any cash payment made to the shareholder with respect to shares of Premier Bancorp common stock surrendered in connection with the merger agreement. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in any overpayment of taxes, a refund from the Internal Revenue Service may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on any cash payment made to a shareholder with respect to shares of Premier Bancorp common stock surrendered in connection with the merger agreement, the shareholder is required to notify the exchange agent of his or her correct Taxpayer Identification Number by completing the attached Substitute Form W-9 and certifying that the Taxpayer Identification Number provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a Taxpayer Identification Number). In addition, the shareholder must complete Part 2 of the Substitute Form W-9, check the appropriate box, and date and sign as indicated.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

      The shareholder is required to give the exchange agent the social security number or employer identification number of the record owner of the shares of Premier Bancorp common stock being surrendered for payment in connection with the merger agreement. If the shares are in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 below for additional guidance on which number to report.

                            IMPORTANT TAX INFORMATION

      Under U.S. federal income tax law, a shareholder whose shares of Premier Bancorp common stock are surrendered with the letter of transmittal is required to provide the exchange agent with the shareholder's current Taxpayer Identification Number on Substitute Form W-9. If such shareholder is an individual, the Taxpayer Identification Number is her or her social security number. If the exchange agent is not provided with the correct Taxpayer Identification Number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any cash payment made to such shareholder, whether as merger consideration, in lieu of fractional shares or for other distributions to which the shareholder is entitled with respect to shares surrendered in connection with the merger, may be subject to backup withholding at the rate of 28%.

      Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the exchange agent. See the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 below for additional instructions.

      If backup withholding applies, the exchange agent is required to withhold 28% of any cash payment made to the shareholder with respect to shares of Premier Bancorp common stock surrendered in connection with the merger agreement. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in any overpayment of taxes, a refund from the Internal Revenue Service may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on any cash payment made to a shareholder with respect to shares of Premier Bancorp common stock surrendered in connection with the merger agreement, the shareholder is required to notify the exchange agent of his or her correct Taxpayer Identification Number by completing the attached Substitute Form W-9 and certifying that the Taxpayer Identification Number provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a Taxpayer Identification Number). In addition, the shareholder must complete Part 2 of the Substitute Form W-9, check the appropriate box, and date and sign as indicated.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

      The shareholder is required to give the exchange agent the social security number or employer identification number of the record owner of the shares of Premier Bancorp common stock being surrendered for payment in connection with the merger agreement. If the shares are in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 below for additional guidance on which number to report.

                        PAYER'S NAME: BANCORPSOUTH, INC.

                                                                                    _______________________________
        SUBSTITUTE             Part 1 -- PLEASE PROVIDE YOUR TIN IN THE             Social Security Number
         Form W-9              BOX AT RIGHT AND  CERTIFY BY SIGNING  AND DATING  OR _______________________________
                               BELOW.                                                Employer Identification Number

                               Part 2 -- Check the box below. I am (we are) NOT subject to backup withholding under the Internal Revenue Code because (a) I am (we are) exempt from backup withholding, or (b) I (we) have not been notified that I am (we are) subject to backup withholding as a result of failure to report all interest or dividends, or (c) the
                               Internal Revenue Service has notified me (us) that I am (we are) no longer subject to backup withholding.

                                                    [ ] Correct        [ ] Not Correct

  Payer's Request for          CERTIFICATION -- UNDER  PENALTIES OF PERJURY, I CERTIFY THAT
Taxpayer Identification        THE INFORMATION  PROVIDED ON THIS FORM IS TRUE,  CORRECT AND          Part 3 --
        Number                 COMPLETE. I AM A U.S. PERSON.                                  [ ]  Awaiting TIN
        ("TIN")
                               SIGNATURE:______________________________________

                               DATE:  _________________________, 200___________


For assistance in completing this form, call SunTrust Bank at 1-800-568-3476 and also see Instruction 10 and "Important Tax Information" above.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 28% OF ANY CASH PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO SHARES OF PREMIER BANCORP COMMON STOCK SURRENDERED IN CONNECTION WITH THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that because I have not provided a taxpayer identification number, 28% of all reportable payments made to me thereafter will be withheld until I provide a number. If I provide a properly certified taxpayer identification number within 60 days, you will refund the tax if I so request.

_________________________________________                  _____________, 200__
            Signature                                           Date

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

                                     GIVE THE
                                     SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:            NUMBER OF -
-------------------------            -----------
1.     An individual's account       The individual

2.     Two or more individuals       The actual owner of the
       (joint account)               account or, if combined
                                     funds, any one of the
                                     individuals(1)

3.     Husband and wife (joint       The actual owner of the
       account)                      account or, if joint
                                     funds, either person(1)

4.     Custodian account of a minor  The minor(2)
       (Uniform Gift to Minors Act)

5.     Adult and minor (joint        The adult or, if the
       account)                      minor is the only
                                     contributor, the minor(1)

6.     Account in the name of        The ward, minor or
       guardian or committee for a   incompetent person(3)
       designated ward, minor or
       incompetent person

7.     a.  The usual revocable       The grantor trustee(1)
           savings trust account
           (grantor is also
           trustee)
                                     The actual owner(1)
       b.  So-called trust account
           that is not a legal or
           valid trust under State
           law

8      Sole proprietorship or        The owner(4)
       single-owner limited
       liability company account

                                    GIVE THE
                                    SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:           NUMBER OF -
-------------------------           -----------
9.    A valid trust, estate or      Legal entity (Do not
      pension trust                 furnish the identifying
                                    number of the personal
                                    representative or trustee
                                    unless the legal entity
                                    itself is not designated
                                    in the account title.)(5)






10.  Corporate or limited           The corporation
     liability company electing
     corporate status on Form
     8832

11.  Religious, charitable or       The organization
     educational organization
     account

12.  Partnership or                 The partnership
     multi-member limited
     liability company

13.  Association, club or other     The organization
     tax-exempt organization



14.  A broker or registered         The broker or nominee
     nominee


15.  Account with the               The public entity
     Department of Agriculture
     in the name of a public
     entity (such as a State or
     local government, school
     district or prison) that
     receive agricultural
      program payments

(1) List first and circle the name of the person whose number you furnish. (2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner. You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

      - An organization exempt from tax under section 501(a) or an individual retirement plan.

      -     The United States or any agency or instrumentality thereof.

      - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

      - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

      - An international organization or any agency, or instrumentality thereof.

Other Payees MAY be exempt from backup withholding:

      -     A corporation.

      -     A financial institution.

      - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

      -     A real estate investment trust.

      -     A common trust fund operated by a bank under section 584(a).

      - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

      - An entity registered at all times under the Investment Company Act of 1940.

      -     A foreign central bank of issue.

      - Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6049 and 6050N.

DIVIDENDS AND PATRONAGE DIVIDENDS.

      -     Payments to nonresident aliens subject to withholding under section
            1441.

      - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

      - Payments of patronage dividends where the amount received is not paid in money.

      -     Payments made by certain foreign organizations.

      -     Payments made to a nominee.

INTEREST PAYMENTS.

      - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

      - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

      -     Payments described in section 6049(b)(5) to nonresident aliens.

      -     Payments on tax-free covenant bonds under section 1451.

      -     Payments made by certain foreign organizations.

      -     Payments made to a nominee.

Exempt payees described above should file FORM W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.